UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 08, 2024

LM FUNDING AMERICA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37605	47-3844457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Platt Street Suite 100
Tampa, Florida		33606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 222-8996

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 8, 2024, the stockholders of LM Funding America, Inc. (the “Company”), upon recommendation of the Company’s Board of Directors (the “Board”), approved the Amended and Restated LM Funding America, Inc. 2021 Omnibus Incentive Plan (the “Amended and Restated Plan”). The primary purposes of the Amended and Restated Plan are to (1) increase the number of shares of the Company’s common stock available for issuance under the Company’s 2021 Omnibus Incentive Plan to 1,000,000 shares, (2) modify the annual “evergreen” increase in the share reserve so that it will generally be equal to 10% of the Company’s fully diluted shares, unless the Board limits the increase, (3) extend the term of the Company’s 2021 Omnibus Incentive Plan, and (4) make certain other administrative changes. A more detailed summary of the changes adopted in the Amended and Restated Plan is set forth in proposal 3 in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) for the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The Proxy Statement, which includes a full copy of the Amended and Restated Plan in Appendix A thereto, was filed with the U.S. Securities and Exchange Commission on September 27, 2024. The descriptions of the Amended and Restated Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Amended and Restated Plan set forth in Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 8, 2024, as previously disclosed, the Company convened its Annual Meeting.

The Company’s Proxy Statement for the Annual Meeting included five proposals to be voted on by the stockholders at the Annual Meeting, and details regarding each proposal may be found in the Proxy Statement. On September 12, 2024, the record date for the Annual Meeting, there were 2,806,857 shares of the Company’s common stock outstanding and eligible to vote at the Annual Meeting. A total of 1,590,761 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting. With a majority of the outstanding shares voting either by proxy or in person, the Company’s stockholders cast their votes at the Annual Meeting as described below. .

Proposal 1: Election of directors

The two nominees identified below were elected to serve as Class II directors of the Company to hold office until the third annual meeting of stockholders following their election by the following final voting results:

Name	Votes For	Votes Withheld	Broker Non-Votes
Douglas McCree	586,770	40,881	963,127
Martin Traber	616,816	11,150	962,812

Proposal 2: Ratification of independent registered public accounting firm

The Company’s stockholders ratified the appointment of Malone Bailey, LLP to serve as the Company’s independent registered accounting firm for fiscal year 2024 by the following final voting results:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
1,514,493	72,404	3,881	-

Proposal 3: Approval of the Amended and Restated Plan

The Company’s stockholders approved the Amended and Restated Plan by the following final voting results:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
539,459	84,763	3,744	-

Proposal 4: Approval in accordance with Nasdaq Listing Rule 5635(d), of the issuance of more than 19.99% of the Company’s outstanding common stock issuable upon the exercise of common warrants

The Company’s stockholders approved the issuance of more than 19.99% of the Company’s outstanding common stock issuable upon the exercise of common warrants in accordance with Nasdaq Listing Rule 5635(d) by the following final voting results:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
596,890	28,779	2,297	-

Proposal 5: An advisory vote on the compensation of the Company’s named executive officers

The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers of the Company as disclosed in the Proxy Statement by the following final voting results:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
600,196	26,218	1,552	-

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated LM Funding America, Inc. 2021 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc

Date:	November 12, 2024	By:	/s/ Richard Russell
Richard Russell, CFO